Issued share capital	6 Months Ended
Jun. 30, 2025
Issued share capital
Issued share capital

Note 8

Issued share capital

	No. of shares (in
EUR’000	thousands)	Total
1 January 2024	311,409	41,838
Issued in February 2024 for capital increase	39,521	5,301
Issued in June 2024 for capital increase	28	4
30 June 2024	350,958	47,143
30 June 2025	350,958	47,143

As of 30 June 2025, the Group had share capital amounting to DKK 350,958 thousand, equal to EUR 47,143 thousand, consisting of 350,957,583 shares of nominal DKK 1 each.

All shares have equal rights.

Treasury shares

On 30 May 2025, the Company completed a share buy-back programme to fulfil share-based incentive obligations resulting in the repurchase of 395,200 shares of a nominal price of DKK 1 each at an average price of NOK 49.90 and corresponding to an aggregate amount of EUR 1.7 million, including commission. On June 30, 2025, the Company holds 478,345 shares.